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                                                                 Exhibit 10.19.2

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------

     This First Amendment to Loan and Security Agreement (the "First Amendment") is made as of the 15th day of June, 2001, by and between PICTURETEL CORPORATION (the "Company"), PICTURETEL SECURITIES CORPORATION, STARLIGHT NETWORKS INCORPORATED, MULTILINK, INC., 1414C, INC., and PICTURETEL UK LIMITED, as borrowers (individually, each a "Borrower" and collectively, the "Borrowers"), PICTURETEL (SCHWIEZ) AG, PICTURETEL TECHNOLOGY CORPORATION, PICTURETEL AUSTRALIA PTY, LTD, PICTURETEL GMBH, PICTURETEL INTERNATIONAL CORPORATION, and PICTURETEL SERVICE CORPORATION, PICTURETEL SCANDINAVIA AB, as guarantors (each an "Obligor", and collectively, the "Obligors", as defined in the Loan Agreement (defined hereinafter)) and CONGRESS FINANCIAL CORPORATION (NEW ENGLAND), as lender (the "Lender").

     WHEREAS, the Lender and Borrowers entered into a certain Loan and Security Agreement dated as of August 21, 2000 as amended (the "Loan Agreement");

     WHEREAS, the Company has entered into an Agreement and Plan of Merger dated May 24, 2001 (the "Merger Agreement") with Polycom, Inc. ("Polycom") and
Pharaoh Acquisition Corp. pursuant to which, upon satisfaction of the conditions precedent in the Merger Agreement, a wholly owned subsidiary of Polycom will be merged with the Company and the Company will become a wholly owned subsidiary of Polycom;

     WHEREAS, in connection with the Merger Agreement, the Company intends to issue to Polycom up to $15 million of senior convertible notes - series A (the "Series A Notes") and $34.9 million of senior convertible notes - series B (the "Series B Notes" and, collectively, with the Series A Notes, the "Convertible Notes") and to enter into a security agreement with Polycom to secure its obligations under the Convertible Notes;

     WHEREAS, the Company would violate certain Loan Agreement covenants by entering into the Merger Agreement, issuing the Convertible Notes and granting security for the Convertible Notes;

     WHEREAS, the Company has requested that the Lender enter into the First Amendment in order to consent to the Company entering into the Merger Agreement and to amend the Loan Agreement covenants to permit issuance of the Convertible Notes and the granting of security therefor; and

     WHEREAS, the Lender has agreed to enter into the First Amendment subject to the terms and conditions set forth below including, without limitation, that Polycom shall cause to be issued to Lender an irrevocable standby letter of credit from a bank and in form and in substance satisfactory to Lender in an amount equal to 105% of the outstanding Letter of Credit Accommodations and Polycom enter into a Subordination Agreement in substantially the form attached to this First Amendment.


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     NOW THEREFORE, based on these premises, and in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the Borrowers and Lender hereby agree as follows:

     1. CONSENT TO MERGER AGREEMENT. Borrowers represent and warrant to Lender that they have provided to Lender a true and complete copy of the Merger Agreement and all documents, instruments and agreements relating thereto or entered into in connection therewith including, without limitation, all so-called "side letters" relating to or affecting in any manner the transactions contemplated by the Merger Agreement (the "Merger Documents"). Based upon the representations of the Borrowers and subject to the understanding that upon the consummation of the merger transaction contemplated by the Merger Agreement, all Obligations will be paid in full in immediately available funds, Lender consents to the Company entering into the Merger Agreement and waives Borrowers' non compliance with Section 9.7 of the Loan Agreement with respect to the Merger Agreement. Any amendment, modification or change to the Merger Documents will be subject to the review and consent of the Lender, not to be unreasonably withheld, unless it affects the timely repayment of the Obligations as aforesaid.

     2.   AMENDMENTS TO LOAN AGREEMENT.

          2.1. Notwithstanding the provisions of Section 2.1 of the Loan Agreement to the contrary, any commitment or agreement of the Lender to make Revolving Loans to Borrowers shall be suspended until Lender, in its sole and absolute discretion, shall agree to provide such Revolving Loans. Lender and Borrowers further agree that in connection with the arranging of Letter of Credit Accommodations under Section 2.2 of the Loan Agreement and as a condition to the effectiveness of this Amendment, in addition to the conditions and requirements to the issuance of Letter of Credit Accommodations thereunder, the Borrowers shall cause to be furnished to Lender an irrevocable standby letter of credit from a bank and in form and substance satisfactory to Lender in the amount of 105% of all Letter of Credit Accommodation currently issued and outstanding. Upon the receipt of such letter of credit, Lender will release the cash collateral currently held by Lender with respect to the existing Letter of Credit Accommodations. The issuance of future Letter of Credit Accommodations shall be subject to Lender's receipt of additional letters of credit from banks, in form and substance and in amounts satisfactory to Lender.

          2.2. Section 9.8 of the Loan Agreement is amended by adding the following clause (g) to the end thereof: "and (g) the security interests and liens in favor of Polycom securing the Convertible Notes, which security interests and liens shall be subordinated to the security interests and liens in favor of the Lender to the extent provided under the Subordination Agreement dated of even date between Lender and Polycom and acknowledged by Borrowers (the "Subordination Agreement")."


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          2.3. Section 9.9 of the Loan Agreement is amended by adding the following clause (e) to the end thereof: "and (e) the indebtedness evidenced by the Convertible Notes with Polycom provided that such indebtedness shall be subject to the terms of such Subordination Agreement and the Borrowers shall comply with the provisions of the Subordination Agreement."

          2.4. Section 9.10 of the Loan Agreement is amended by adding the following clause (e) to the end thereof: "and (e) guarantees of the indebtedness incurred under the Convertible Notes provided that such guarantees shall be subject to the terms of the Subordination Agreement and the Obligors shall comply with the terms of the Subordination Agreement."

          2.5. Section 9.13 of the Loan Agreement is amended to provide the following clause (c) at the end thereof: "and (c) the account established under the agreements with Polycom into which the proceeds of Series B Notes are to be deposited."

          2.6. Section 9.14 is amended to delete the amount "$15,000,000" and to substitute in place thereof the amount of "$5,800,000".

     3. CONDITIONS PRECEDENT. This First Amendment and the Lender's obligations hereunder shall not be effective until each of the following conditions are satisfied (the "First Amendment Effective Date"):

          3.1. Borrowers shall have duly executed and delivered this First Amendment, the Subordination Agreement and all other instruments, documents and agreements required by Lender;

          3.2. Polycom shall have caused to be issued to Lender an irrevocable standby letter of credit from a bank and in form and substance satisfactory to Lender in the amount of 105% of all Letter of Credit Accommodations currently issued and outstanding.

          3.3. Borrowers shall have delivered to Lender true, accurate and complete copies of all Merger Documents, the Convertible Notes and of all documents, instruments and agreements evidencing, securing or otherwise relating to the Convertible Notes (the "Subordinated Agreements") and such documents, instruments and agreements shall be in form and substance satisfactory to Lender.

          3.4. Polycom and Borrowers shall have entered into a Subordination Agreement with Lender in substantially the form attached hereto.

          3.5. All requisite corporate action and proceedings of the Borrowers in connection with this First Amendment shall be satisfactory in form and substance to Lender and Lender shall receive certified copies of such corporate action and proceedings;

          3.6. There shall be no claim, lawsuit or action pending or threatened that would affect the performance by the Borrowers of their Obligations under the



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Financing Agreements or under the Merger Documents, or of Polycom under the
Merger Documents or Subordination Agreement or of the Lender under the Financing Agreements or Subordination Agreement.

     4. REPRESENTATIONS AND WARRANTIES. Each Borrower jointly and severally represents and warrants to Lender the following:

          4.1. ORGANIZATION AND QUALIFICATION. Each of the Borrowers is duly incorporated or formed, as applicable, validly existing, and in good standing under the laws of their respective jurisdictions of incorporation or formation, as applicable. Each Borrower is duly qualified to do business and is in good standing as a foreign corporation in all states and jurisdictions in which the failure to be so qualified would have a material adverse effect on the financial condition, business or properties of any such Borrower.

          4.2. POWER AND AUTHORITY. Each Borrower is duly authorized and empowered to enter, deliver, and perform this First Amendment, and each of the Financing Agreements to which it is a party. The execution, delivery, and performance of this First Amendment and each of the other Financing Agreements have been duly authorized by all necessary corporate action of each of the Borrowers. The execution, delivery and performance of this First Amendment and each of the other Financing Agreements do not and will not (i) require any consent or approval of the shareholders of the Borrowers; (ii) contravene the charter or by-laws of any of the Borrowers; (iii) violate, or cause any Borrower to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to such Borrower; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower is a party or by which such Borrower's properties may be bound or affected, which breach or default is reasonably likely to have a material adverse effect of the financial condition, business or properties of such Borrower; or (v) result in, or require, the creation or imposition of any lien (other than the liens set forth in Schedule 8.4 to the Loan Agreement) upon or with respect to any of the properties now owned or hereafter acquired by any Borrower.

          4.3. LEGALLY ENFORCEABLE AGREEMENT. This First Amendment and each of the other Financing Agreements delivered under this First Amendment is, a legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its respective terms subject to bankruptcy, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

          4.4. MERGER DOCUMENTS. Borrowers have furnished true, complete and accurate copies of all Merger Documents and Subordinated Agreements to Lender and nothing has come to the attention of the Borrowers that would reasonably be expected to affect the performance by Borrowers or Polycom thereunder.

          4.5. CONTINUOUS NATURE OF REPRESENTATIONS AND WARRANTIES. Each Borrower confirms and agrees that (a) all representations and warranties contained in the Loan Agreement and in the other Financing Agreements are on the date hereof true and


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correct in all material respects (except for changes that have occurred as permitted by the covenants in Section 9 of the Loan Agreement), (b) all Information Certificates delivered in conjunction with the Loan Agreement remain true and correct in all material respects, and (c) it is unconditionally and jointly and severally liable for the punctual and full payment of all Obligations, including, without limitation, all termination fees under Section 12.1(c) of the Loan Agreement, charges, fees, expenses and costs (including attorneys' fees and expenses) under the Financing Agreements, and that no Borrower has any defenses, counterclaims or setoffs with respect to full, complete and timely payment of all Obligations.

     5. ACKNOWLEDGEMENT OF OBLIGATIONS. Each Obligor, for value received, hereby assents to the Borrowers' execution and delivery of this First Amendment, and to the performance by the Borrowers of their respective agreements and obligations hereunder. This First Amendment and the performance or consummation of any transaction or matter contemplated under this First Amendment, shall not limit, restrict, extinguish or otherwise impair any of the Obligor's liability to Lender with respect to the payment and other performance obligations of the Obligors pursuant to the Guarantees, dated August 21, 2000 executed for the benefit of Lender. Each Obligor acknowledges that it is unconditionally liable to Lender for the full and complete payment of all Obligations including, without limitation, all charges, fees, expenses and costs (including attorney's fees and expenses) under the Financing Agreements and that such Obligor has no defenses, counterclaims or setoffs with respect to full, complete and timely payment of any and all Obligations.

     6. CONFIRMATION OF LIENS. Each Borrower acknowledges, confirms and agrees that the Financing Agreements, as amended hereby, are effective to grant to Lender duly perfected, valid and enforceable first priority security interests and liens in the Collateral described therein, except for liens set forth in Sections 8.4 and 9.8 and Schedule 8.4 (as amended hereby), and that the locations for such Collateral specified in the Financing Agreements have not changed except as provided herein or as previously disclosed to the Lender. Each Borrower further acknowledges and agrees that all Obligations of the Borrowers are and shall be secured by the Collateral.

     7. MISCELLANEOUS. Borrowers hereby agree to pay to Lender all reasonable attorney's fees and costs which have been incurred or may in the future be incurred by Lender in connection with the negotiation and preparation of this First Amendment and any other documents and agreements prepared in connection with this First Amendment. The undersigned confirm that the Financing Agreements remain in full force and effect without amendment or modification of any kind, except for the First Amendment prepared herein. Except as explicitly waived hereby, the Borrowers and Obligors further confirm that no Event of Default or events which with notice or the passage of time or both would constitute an Event of Default have occurred and are continuing. The execution and delivery of this First Amendment by Lender shall not be construed as a waiver by Lender of any Event of Default under the Financing Agreements. This First Amendment shall be deemed to be a Financing Agreement and, together with the other Financing Agreements, constitute the entire agreement between the parties with respect to



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the subject matter hereof and supersedes all prior dealings, correspondence, conversations or communications between the parties with respect to the subject matter hereof.

                      REST OF PAGE LEFT INTENTIONALLY BLANK



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     IN WITNESS WHEREOF, the Borrowers, the Obligors, and the Lender have executed this First Amendment as of the date first above written, by their respective officers hereunto duly authorized, under seal.

                                     BORROWERS:


ATTEST:                              PICTURETEL CORPORATION


By:                                  By:
   ------------------------------       ----------------------------------------
                                     Title:
                                           -------------------------------------

ATTEST:                              PICTURETEL SECURITIES CORPORATION


By:                                  By:
   ------------------------------       ----------------------------------------
                                     Title:
                                           -------------------------------------

ATTEST:                              STARLIGHT NETWORKS INCORPORATED


By:                                  By:
   ------------------------------       ----------------------------------------
                                     Title:
                                           -------------------------------------

ATTEST:                              MULTILINK, INC.


By:                                  By:
   ------------------------------       ----------------------------------------
                                     Title:
                                           -------------------------------------

ATTEST:                              1414C, INC.


By:                                  By:
   ------------------------------       ----------------------------------------
                                     Title:
                                           -------------------------------------



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ATTEST:                              PICTURETEL UK LIMITED

By:                                  By:
   ------------------------------       ----------------------------------------
                                     Title:
                                           -------------------------------------

                                     OBLIGORS:
                                     ---------


ATTEST:                              PICTURETEL (SCHWIEZ) AG


By:                                  By:
   ------------------------------       ----------------------------------------
                                     Title:
                                           -------------------------------------

ATTEST:                              PICTURETEL TECHNOLOGY CORPORATION


By:                                  By:
   ------------------------------       ----------------------------------------
                                     Title:
                                           -------------------------------------

ATTEST:                              PICTURETEL AUSTRALIA PTY, LTD


By:                                  By:
   ------------------------------       ----------------------------------------
                                     Title:
                                           -------------------------------------

ATTEST:                              PICTURETEL COMPANY, LTD (JAPAN)


By:                                  By:
   ------------------------------       ----------------------------------------
                                     Title:
                                           -------------------------------------

ATTEST:                              PICTURETEL GMBH


By:                                  By:
   ------------------------------       ----------------------------------------
                                     Title:
                                           -------------------------------------


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ATTEST:                              PICTURETEL INTERNATIONAL CORPORATION


By:                                  By:
   ------------------------------       ----------------------------------------
                                     Title:
                                           -------------------------------------

ATTEST:                              PICTURETEL SERVICE CORPORATION


By:                                  By:
   ------------------------------       ----------------------------------------
                                     Title:
                                           -------------------------------------

ATTEST:                              PICTURETEL SCANDINAVIA AB


By:                                  By:
   ------------------------------       ----------------------------------------
                                     Title:
                                           -------------------------------------

     The following signature by Lender shall not be effective as to Lender until each of the conditions precedent in Section 3 hereof, including the receipt by Lender of the letter of credit referred to in Section 3.2, are satisfied.

                                     LENDER

ATTEST:                              CONGRESS FINANCIAL CORPORATION
                                     (NEW ENGLAND)


By:                                  By:
   ------------------------------       ----------------------------------------
                                     Title:
                                           -------------------------------------



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